EXHIBIT 32

        CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                 PRINCIPAL FINANCIAL OFFICER
              PURSUANT TO 18 U.S.C. SECTION 1350
                AS ADDED BY SECTION 906 OF THE
                  SARBANES-OXLEY ACT OF 2002

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        CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                 PRINCIPAL FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350
               AS ADDED BY SECTION 906 OF THE
                 SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Union National Financial Corporation on Form 10-Q for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark D. Gainer, President/CEO, and I, Clement M. Hoober, Treasurer/CFO, certify, pursuant to 18 U.S.C. Section 1350, as added pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Report fully complies with the requirements of Section
      13(a) or 15(d) of the Securities Exchange Act of 1934.

   2. To my knowledge, the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of Union National as of the dates and for the periods expressed in the Report.



                                 By /s/ Mark D. Gainer
                                    _________________________
                                    President/CEO

                                 Date: November 14, 2005



                                 By /s/ Clement M. Hoober
                                    _________________________
                                    Treasurer/CFO

                                 Date: November 14, 2005

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